Exhibit 10.1

FORM OF
FUND SERVICING AGREEMENT

TABLE OF CONTENTS

Page

SECTION
1.	INTENTION OF THE PARTIES; DEFINITIONS
1.1	Intention of the Parties.
1.2	Definitions; Interpretation.
2.	WHAT __________ IS REQUIRED TO DO
2.1	The Services.
2.2	No Duty to Monitor Compliance.
2.3	No Responsibility for Tax Returns.
2.4	Storage of Records.
2.5	Compliance with Laws and Regulations.
2.6	Change Control.
3.	INSTRUCTIONS
3.1	Acting on Instructions; Unclear Instructions.
3.2	Verification and Security Procedures.
3.3	Instructions Contrary To Applicable Law/Market Practice.
3.4	Cut-Off Times.
3.5	Electronic Access.
4.	FEES AND EXPENSES OWING TO __________
4.1	Fees and Expenses.
5.	ADDITIONAL PROVISIONS RELATING TO THE TRUST
5.1	Representations of the Trust and __________.
5.2	The Trust to Provide Certain Information to __________.
5.3	Information Used to Provide the Service.
6.	WHERE __________ IS LIABLE TO THE TRUST OR THE FUNDS
6.1	Standard of Care; Liability.
6.2	Force Majeure.
6.3	__________ May Consult with Counsel.
6.4	Limitations of __________’s Liability.
7.	TERM AND TERMINATION
7.1	Term and Termination.
7.2	Termination for Convenience.
7.3	Other Grounds for Termination.
7.4	Consequences of Termination.
7.5	Transition following Termination.
8.	MISCELLANEOUS
8.1	Notices.
8.2	Successors and Assigns.
8.3	Entire Agreement.
8.4	Insurance.
8.5	Governing Law and Jurisdiction.
8.6	Severability; Waiver; and Survival.
8.7	Confidentiality.
8.8	Use of __________’s Name.
8.9	Delegation.
8.10	Third Party Rights.
8.11	Counterparts.
8.12	Limitations on Liability.
SCHEDULE 1 ACCOUNTING AND VALUE CALCULATION SERVICES
APPENDIX A VALUE ERROR CORRECTION POLICY AND PROCEDURES
SCHEDULE 2 FUND ADMINISTRATION SERVICES
SCHEDULE 3 REMUNERATION
ANNEX A Electronic Access		28

ADMINISTRATION AGREEMENT

This Agreement, dated [__________________], [20__], is between________________________________, whose principal place of business is at ___________________________. (“__________”) and ETF SECURITIES USA LLC, a Delaware limited liability company (“ETFS”) for services to be provided to ETFS COLLATERALIZED COMMODITIES TRUST, a Delaware statutory trust currently organized into separate series (“Funds”) with offices at c/o ETF Securities USA LLC, 48 Wall Street, 11ith Floor, New York, New York 10005 (the “Trust”).

1.	Intention of the Parties; Definitions

	1.1	Intention of the Parties.

		(a)	__________ is a Delaware corporation.

(b)

The Trust is a Delaware statutory trust registered under the Securities Act of 1933, as amended (the “1933 Act”), with the purpose of investment of its assets in certain types of securities and instruments, as more fully described in the Trust’s Registration Statement, as amended from time to time.

(c)

ETFS in its capacity as Sponsor (as defined herein) to the Trust has requested __________ to provide Accounting and Value Calculation Services and Fund Administration Services to the Funds, which __________ has agreed to do subject to the terms and conditions appearing in this Agreement and the Schedules.

	1.2	Definitions; Interpretation.

		(a)	As used in this Agreement and the Schedules and Appendices to this Agreement, the following terms have the meaning hereinafter stated.

“Accounting and Value Calculation Services” means the services described in Schedule 1.

“Affiliate(s)” means an entity controlling, controlled by, or under common control with, __________ or Trust, as the case may be.

“Applicable Law” means the applicable laws in force in the United States, including the 1933 Act and the Securities Exchange Act of 1934, as amended, (“1934 Act”) as well as any applicable statute, treaty, rule, regulation or common law and any applicable decree, injunction, judgment, order, formal interpretation or ruling issued by a court or governmental entity.

“Articles” means the deed of trust of the Trust, as amended from time to time.

“Authorized Person” means any person who has been designated by the Trust (or by any agent designated by the Trust) to act on behalf of Trust or the Funds under this Agreement. Such persons will continue to be Authorized Persons until such time as __________ receives, and has had reasonable time to act upon, Instructions from the Trust (or its agent) that any such person is no longer an Authorized Person.

“Board” means the board of trustees of the Trust.

“Change” has the meaning given in Section 2.6.

“Change Control” means the process set out in Section 2.6.

“Change Request” has the meaning given in Section 2.6.

“Confidential Information” means and includes all non-public information concerning the Trust and/or the Funds which __________ receives in the course of providing services under this Agreement. Nevertheless, the term Confidential Information shall not include information which is or becomes available to the general public by means other than __________’s breach of the terms of this Agreement or information which __________ obtains on a non-confidential basis from a person who is not known to be subject to any obligation of confidence to any person with respect to that information.

“Fees” means the payments described in Article 4, to be made by the Sponsor to __________ for the Services provided to the Trust.

“Fund Administration Services” means the services described in Schedule 2.

“Instruction” means an instruction that has been verified in accordance with a Security Procedure or, if no Security Procedure is applicable, which __________ believes in good faith to have been given by an Authorized Person.

“__________Indemnitees” means __________ and its affiliates and nominees, and their respective directors, officers, employees and agents.

“Liabilities” means any liabilities, losses, claims, costs, damages, penalties, fines, obligations, taxes (other than taxes based solely on __________’s income) or expenses of any kind whatsoever (including, without limitation, reasonable attorneys’, accountants’, consultants’ or experts’ fees and disbursements).

“Prospectus” means the prospectus of the applicable Fund as supplemented, updated or amended from time to time.

“Registration Statement” means the registration statement on Form S-1 of the applicable Fund, filed under the 1933 Act, as amended or supplemented, updated or amended from time to time.

“Regulator” means the United States Securities and Exchange Commission (“SEC”)

“Security Procedure” means any security procedure to be followed by Trust upon the issuance of an Instruction and/or by __________ upon the receipt of an Instruction, so as to enable __________ to verify that such Instruction is authorized, as set forth in operating procedures documentation in effect from time to time between the parties with respect to the services set forth in this Agreement, or as otherwise agreed in writing by the parties. A Security Procedure may, without limitation, involve the use of algorithms, codes, passwords, encryption or telephone call backs and may be updated by __________ from time to time upon notice to the Trust. Trust acknowledges that Security Procedures are designed to verify the authenticity of, and not detect errors in, Instructions. For the avoidance of doubt, the parties agree that a SWIFT message issued in the name of Trust through any third party utility agreed upon by the parties as being a method for providing Instructions and authenticated in accordance with that utility’s customary procedures, shall be deemed to be an authorized Instruction.

“Service Commencement Date” means the first date on which __________ is entitled to receive fees under this Agreement.

“Services” means the Accounting and Value Calculation Services, and Fund Administration Services.

“Shares” means the shares issued by the Trust.

“Shareholder” means a holder of Shares.

“Sponsor” means any person or entity appointed as investment adviser or manager of any of the Funds, in accordance with the Registration Statement.

“Trustee” means the Delaware statutory trustee of the Trust.

(b)	Headings are for reference and convenience only and are not intended to affect interpretation.

(c)

References to Articles and Sections are to Articles and Sections of this Agreement and references to sub-sections and paragraphs are to sub-sections of the Sections and paragraphs of the sub-sections in which they appear.

(d)

Unless the context requires otherwise, references in this Agreement to “persons” shall include legal as well as natural entities; references importing the singular shall include the plural (and vice versa); use of the generic masculine pronoun shall include the feminine; use of the term “including” shall be deemed to mean “including but not limited to,” and references to appendices and numbered sections shall be to such addenda and provisions herein; all such addenda are hereby incorporated in this Agreement by reference.

2.	What __________ is Required to Do

	2.1	The Services.

(a)

The Trust hereby appoints __________ to act as administrator of and to provide the Services with respect to each of the Funds and __________ agrees to act as administrator of and to provide the Services with respect to the Funds (subject to any limitations notified by the Trust to __________ in writing and subject to any requirements or restrictions imposed on the performance of such functions by any statutory provisions for the time being in force), until this Agreement is terminated as hereinafter provided.

		(b)	The Trust shall not permit the Registration Statement to be amended in any way inconsistent with the terms and conditions of the Agreement.

		(c)	__________ shall act as agent of the Trust and/or the Funds solely with respect to the duties of __________ described in this Agreement.

		(d)	The Trust acknowledges that __________is not providing any legal, tax or investment advice in providing the Services.

	2.2	No Duty to Monitor Compliance.

Each party hereto acknowledges that the duty of __________ in its capacity as the provider of any of the Services shall not constitute a duty to monitor the compliance of any other party hereto or their delegates or any other person whatsoever (other than __________ or any of its Affiliates or sub-contractor) with any restriction or guideline imposed on any of the Funds or the Sponsor by the Registration Statement and any other document, or by law or regulation or otherwise with regard to any of the Funds or the Sponsor, except as expressly set forth in this Agreement and further, that the duties of __________ in its capacity as the provider of any of the Services, shall not extend to enforcing compliance of any of the Funds, the Sponsor, their respective delegates or any other person whatsoever (other than __________ or any of its Affiliates or sub-contractor) with any such restrictions or guidelines.

	2.3	No Responsibility for Tax Returns.

Notwithstanding anything herein to the contrary, while __________ shall provide the Trust with information regarding taxable events in the United States in relation to the Trust and/or the Funds, __________ is not responsible for preparing or filing any tax reports or returns on behalf of the Shareholders or the Funds except as expressly set forth in this Agreement.

2.4	Storage of Records.

__________ is authorized to maintain all accounts, registers, corporate books and other documents on magnetic tape or disc, or on any other mechanical or electronic system; provided that they are capable of being reproduced in legible form in accordance with Applicable Law. Where any Authorized Person, including any Fund’s auditor, wishes to inspect such documents maintained by __________, __________ shall provide legible documents, for the discharge of the Fund’s and its auditors’ legal and regulatory duties. The applicable Funds shall be responsible for the payment of any research and copying costs associated with any such request, in accordance with __________’s customary practices.

2.5	Compliance with Laws and Regulations.

__________ will comply with Applicable Law in the United States with respect to the provision of the Services. The Trust undertakes to comply (and to cause the Funds to comply) with Applicable Law in the United States and in each state in which the Trust conducts business, to the extent that compliance with such Applicable Law is relevant to the provision or receipt of the Services or the marketing of the Funds.

2.6	Change Control.

(a)

If either party wishes to propose any amendment or modification to, or variation of, the Services (including the scope or details of the Services (a “Change”) then it shall notify the other party of that fact by sending a request (a “Change Request”) to the party, specifying in as much detail as is reasonably practicable the nature of the Change. __________ shall maintain a log of all Change Requests.

(b)

Promptly following the receipt of a Change Request, the parties shall agree whether to implement the Change Request, whether the Fees should be modified in light of the change to the Services, and the basis upon which __________ will be compensated for implementing the Change Request.

(c)

If a change to Applicable Law requires a change to the provision of the Services, the parties shall follow the Change Control processes set forth in this Schedule. __________ shall bear its own costs with respect to implementing such a Change Request except that:

(i) __________ shall be entitled to charge the Trust for any changes to software that has been developed or customized for the Trust; and

(ii)

__________ shall be entitled to charge the Trust for any changes required as a result of the change in Applicable Law affecting the Trust and/or any of its Funds in a materially different way than it affects __________’s other customers, or which the Trust wishes __________ to implement in a way different from what __________ reasonably intends to implement for its other customers.

If the change in Applicable Law results in a change to the Services, or an increase in __________’s risk associated with provision of the Services, __________ shall be entitled to make an appropriate increase in the Fees.

3.	Instructions

	3.1	Acting on Instructions; Unclear Instructions.

(a)

The Trust authorizes __________ to accept, rely upon and/or act upon any Instructions received by it without inquiry. The Trust will indemnify the__________Indemnitees against, and hold each of them harmless from, any Liabilities that may be imposed on, incurred by, or asserted against the __________Indemnitees as a result of any action or omission taken in accordance with any Instruction unless the Liabilities result from an act of negligence, fraud or willful misconduct on the part of the__________Indemnitees with respect to the manner in which such Instructions are followed.

(b)

__________ shall promptly notify an Authorized Person or Shareholder, as applicable, if an Instruction does not contain all information reasonably necessary for __________ to carry out the Instruction. __________ may decline to act upon an Instruction if it does not receive clarification or confirmation satisfactory to it. __________ will not be liable for any loss arising from any reasonable delay in carrying out any such Instruction while it seeks such missing information, clarification or confirmation or in declining to act upon any Instruction for which it does not receive clarification satisfactory to it.

	3.2	Verification and Security Procedures.

(a)

__________ and the Trust shall comply with any applicable Security Procedures with respect to the delivery or authentication of Instructions and shall ensure that any codes, passwords or similar devices are reasonably safeguarded.

(b) __________ may record any of its telephone communications.

	3.3	Instructions Contrary To Applicable Law/Market Practice.

__________ need not act upon Instructions which it reasonably believes to be contrary to Applicable Law or market practice but __________ will be under no duty to investigate whether any Instructions comply with Applicable Law or market practice. In the event __________ does not act upon such

Instructions, __________ will notify Trust where reasonably practicable.

	3.4	Cut-Off Times.

__________ has established cut-off times for receipt of certain Instructions, which will be made available to the Trust. If __________ receives an Instruction (other than Instructions relating to a Share transaction, which shall be processed by __________ in accordance with the Registration Statement) after its established cut-off time, __________ will attempt to act upon the Instruction on the day requested if __________ deems it practicable to do so or otherwise as soon as practicable after that day.

	3.5	Electronic Access.

Access by the Trust to certain applications or products of __________ via __________’s web site or otherwise shall be governed by this Agreement and the terms and conditions set forth in Annex A.

4.	Fees and Expenses Owing to __________

	4.1	Fees and Expenses.

(a) The Sponsor will pay __________ for its services on behalf of the Trust under this Agreement, as agreed between the Sponsor and __________ from time to time and as described in Schedule 3.

(b)

In addition to the fees provided for above, the Sponsor shall be responsible for the payment of [all the reasonable fees and disbursements of __________ in connection with the establishment, and ongoing business of the Trust and/or any Fund, all governmental or similar fees, charges, taxes, duties and imposts levied in or by any relevant authority in the United States on or in respect of the Trust and/or any Fund which are incurred by __________, and any other customary or extraordinary expenses. The Sponsor shall reimburse __________ for any of the foregoing and for all reasonable out-of-pocket expenses including without limitation telephone, postage and stationery and expenses of a similar nature as __________ may incur in the execution of its duties under this Agreement and including the costs and expenses, by the Sponsor’s request or with the Sponsor’s agreement, incurred by __________ and its agents in determining the value of assets in connection with its duty as the calculator of the Value of the Funds or any Shares and in connection with the performance of its duties pursuant to this Agreement.]

(c)

Invoices will be payable within thirty (30) days of the date of the invoice. If the Trust disputes an invoice, it shall nevertheless pay on or before the date that payment is due such portion of the invoice as is not subject to a bona fide dispute. Without prejudice to __________’s other rights, __________ reserves the right to charge interest on overdue amounts from the due date until actual payment at such rate as __________ customarily charges for similar overdue amounts.

5.	Additional Provisions Relating to the Trust

	5.1	Representations of the Trust and __________.

(a)

The Sponsor represents and warrants that (i) assuming execution and delivery of this Agreement by __________, this Agreement is the Sponsor’s legal, valid and binding obligation, enforceable against Sponsor in accordance with its terms, (ii) it has full power and authority to enter into and has taken all necessary corporate action to authorize the execution of this Agreement, and (iii) it has not relied on any oral or written representation made by __________ or any person on its behalf, and acknowledges that this Agreement sets out to the fullest extent the duties of __________.

(b)

__________ represents and warrants that (i) assuming execution and delivery of this Agreement by the Trust, this Agreement is __________’s legal, valid and binding obligation, enforceable against __________ in accordance with its terms and (ii) it has full power and authority to enter into and has taken all necessary corporate action to authorize the execution of this Agreement.

	5.2	The Trust to Provide Certain Information to __________.

Upon request, the Trust will promptly provide to __________ such information about itself and its financial status as __________ may reasonably request, including the Articles and its current audited and unaudited financial statements, its Registration Statement and any contracts, regulatory documents or opinions from a lawyer or accountant that relate to the Services described in this Agreement.

	5.3	Information Used to Provide the Service.

The Trust agrees with __________ that any information the Trust or the Sponsor provides to __________ pursuant to this Agreement shall be complete and accurate to enable __________ to perform its responsibilities pursuant to this Agreement.

6.	Where __________ is Liable to the Trust or the Funds

	6.1	Standard of Care; Liability.

(a) __________ will use reasonable care in performing its obligations under this Agreement. __________ will not be responsible for any loss or damage suffered by the Trust or the Funds with respect to any matter as to which __________ has satisfied its obligation of reasonable care unless the same results from an act of negligence, fraud or willful misconduct on the part of __________.

(b)

__________ will be liable for the Trust’s and/or any Fund’s direct damages to the extent they result from __________’s fraud, negligence, or willful misconduct in performing its duties as set out in this Agreement. Nevertheless, under no circumstances will __________ be liable for any indirect, incidental, consequential or special damages (including, without limitation, lost profits or business) of any form incurred by any person or entity, whether or not foreseeable and regardless of the type of action in which such a claim may be brought, __________’s performance under this Agreement, or __________’s role as a service provider to the Trust.

(c)

The Trust will indemnify the __________ Indemnitees against, and hold them harmless from, any Liabilities that may be imposed on, incurred by or asserted against any of the __________ Indemnitees in connection with or arising out of __________’s performance under this Agreement, provided the __________ Indemnitees have not acted with negligence or engaged in fraud or willful misconduct in connection with the Liabilities in question.

6.2	Force Majeure.

__________ will maintain and update from time to time business continuation and disaster recovery procedures with respect to its global business that it determines from time to time meet reasonable commercial standards. To the extent permitted by Applicable Law, __________ will have no liability, however, for any damage, loss, expense or liability of any nature that the Trust or any of the Funds may suffer or incur, caused by an act of God, fire, flood, civil or labor disturbance, war, terrorism, act of any governmental authority or other act or threat of any authority (de jure or de facto), legal constraint, fraud or forgery, (other than on the part of __________ or its employees), malfunction of equipment or software (except where such malfunction is primarily and directly attributable to __________’s negligence in maintaining the equipment or software), failure of or the effect of rules or operations of any external funds transfer system, inability to obtain or interruption of external communications facilities, or any cause beyond the reasonable control of __________.

6.3	__________ May Consult with Counsel.

__________ will be entitled to rely on, and may act upon the advice of professional advisors in relation to matters of law, regulation or market practice (which may be the professional advisers of the Trust or the Funds), and shall not be liable to Trust under this Agreement for any action taken or omitted pursuant to such advice provided that __________ has acted with reasonable care.

6.4	Limitations of __________’s Liability.

(a)

__________ may rely on information provided to it by or on behalf of the Funds, or which was prepared or maintained by the Trust or any third party on behalf of the Funds, in the course of discharging its duties under this Agreement. __________ shall not be liable to any person for any Liabilities suffered by any person as a result of __________: (i) having relied upon the authority, accuracy, truth or completeness of information including, without limitation, information supplied to __________ by the Trust or by the Sponsor or any third party which is not a subcontractor of __________, including but not limited to, information in relation to trades in respect of the Funds or expenses of the Funds; (ii) having relied upon the authority, accuracy, truth and completeness of information furnished to __________ by any pricing services, data services, or provider of other market information or information concerning securities held by the Funds.

	(b)	__________ shall not be liable for any error in data that is transitioned to __________ at the time it begins to provide the Services with respect to the Funds provided however that __________:

		(i)	shall use reasonable efforts to mitigate any Losses arising as a result of any such error of which it is aware; and

		(ii)	shall notify the Trust as soon as practicable after becoming aware of the error.

__________ shall be entitled to reasonable compensation, at its customary hourly rates, for the remediation efforts needed to correct any such error in data.

(c)

__________ shall not be liable for any Losses resulting from a failure by any person (other than an Affiliate or subcontractor of __________) to provide __________ with any information or notice that is reasonably necessary for the provision of the Services provided however that the Losses do not result from an act of negligence, fraud or willful misconduct on the part of the __________ Indemnitees. __________ shall use reasonable efforts to find alternative sources of information in the event of any such failure. In the event of any such failure that may affect the performance of the Services, __________ shall promptly notify the Trust.

(d)

__________ shall not be liable for any Liabilities whatsoever incurred or suffered by any party hereto, whether on their own account or for the account of the Funds, as a result of the failure of the Trust or its agents, officers or employees to comply with the laws or regulations of any jurisdiction in which Shares are offered.

(e)

__________’s responsibilities with respect to the correction of an error in calculating the value of any Fund shall be subject to the Value correction policy and procedures attached to this Agreement as Appendix A to Schedule 1 of this Agreement.

(f)

The Trust agrees that the accounting reports provided by __________, as well as any share class or other similar reports, are to enable the Trust to fulfill its statutory reporting and investor subscription/redemption obligations, and are not for investment, treasury or hedging purposes.

7.	Term and Termination

	7.1	Term and Termination.

This Agreement shall be in effect for an initial term of _____ years from the Services Commencement Date (the “Initial Term”). The Agreement will automatically renew for additional one year periods effective from the first anniversary of the date of the end of the Initial Term of this Agreement, unless and until a valid termination notice is given by the Sponsor on behalf of the Trust or __________ at least ___________ days prior to the end of the applicable term.

	7.2	Termination for Convenience.

Notwithstanding Section 7.1, this Agreement shall be capable of being terminated prior to the end of the Initial Term, by not less than ________ months’ written notice given by the Sponsor on behalf of the Trust to ________. Nevertheless, if any termination by the Trust under this Section 7.2 becomes effective prior to the end of the Initial Term, the Trust shall pay ________ an early termination fee in an amount equal to ____________ (the “Early Termination Fee.

	7.3	Other Grounds for Termination.

(a)

In the event of the termination of the custody agreement or the agency agreement between __________ and the Trust, __________ may terminate this Agreement in whole or in part and cease to provide the Services simultaneously with the transition of the assets of the respective Funds to a successor custodian.

(b) Either party may terminate this Agreement immediately upon written notice to the other party following the occurrence of any of the following:

(i) the other party being declared bankrupt, entering into a composition with creditors, obtaining a suspension of payment, being put under court controlled management or being the subject of a similar measure;

(ii) the relevant federal or state authority withdrawing its authorization of either party; or

(iii) the other party committing any material breach of this Agreement and failing to remedy such breach (if capable of remedy) within 90 days of being given written notice of the material breach, unless the parties agree to extend the period to remedy the breach.

	7.4	Consequences of Termination.

Termination of this Agreement under the provisions of this Article7 will be without prejudice to the performance of any party’s obligations under this Agreement with respect to all outstanding transactions at the date of termination.

	7.5	Transition following Termination.

As soon as reasonably practicable following its resignation or termination of appointment becoming effective and subject to payment of any amount owing to __________ under this Agreement, __________ agrees to transfer such records and related supporting documentation as are held by it under this Agreement, to any replacement provider of the Services or to such other person as the Trust may direct. Except as otherwise provided in Section 7.3, __________ will provide the Services until a replacement administrator is in place subject to the terms and conditions of this Agreement (including Article 4). __________ will also provide reasonable assistance to its successor, for such transfer, subject to the payment of such reasonable expenses and charges as __________ customarily charges for such assistance. The Trust undertakes to use its best efforts to appoint a new administrative service provider as soon as possible.

8.	Miscellaneous

	8.1	Notices.

Notices required under this Agreement (other than Instructions) shall be sent or served by registered mail, overnight delivery services, such as Federal Express (FedEx) or United Parcel Service (UPS), etc., courier services or hand delivery to the address of the respective parties as set out on the first page of this Agreement, unless and until notice of a new address is given to the other party in writing. Notice will not be deemed to be given unless it has been received.

	8.2	Successors and Assigns.

This Agreement will be binding on each of the parties hereto and their respective successors and permitted assigns, but the parties agree that neither party can assign its rights and obligations under this Agreement without the prior written consent of the other party, which consent will not be unreasonably withheld or delayed; except __________ may assign this Agreement without the Trust’s consent to (a) any Affiliate or subsidiary of __________ or (b) in connection with a merger, reorganization, stock sale or sale of all or substantially all of __________’s fund servicing business

8.3	Entire Agreement.

This Agreement, including the Schedules and Appendices, sets out the entire Agreement between the parties in connection with the subject matter, and this Agreement supersedes any other agreement, statement, or representation relating to the Services under this Agreement, whether oral or written. Amendments must be in writing and signed by both parties.

8.4	Insurance.

The Trust acknowledges that __________ will not be required to maintain any insurance coverage specifically for the benefit of the Trust or the Funds. __________ will, however, provide summary information of its own general insurance coverage, to the Trust upon written request.

8.5	Governing Law and Jurisdiction.

This Agreement will be construed, regulated and administered under the laws of the U.S. or State of New York, as applicable, without regard to New York’s principles regarding conflict of laws. The U.S. District Court for the Southern District of New York will have the sole and exclusive jurisdiction over any lawsuit or other judicial proceeding relating to or arising from this Agreement. If that court lacks federal subject matter jurisdiction, the Supreme Court of the State of New York, New York County will have sole and exclusive jurisdiction. Either of these courts will have the proper venue for any such lawsuit or judicial proceeding, and the parties waive any objection to venue or their convenience as a forum. The parties agree to submit to the jurisdiction of any of the courts specified and to accept service of process to vest personal jurisdiction over them in any of these courts. The parties further hereby knowingly, voluntarily and intentionally waive, to the fullest extent permitted by Applicable Law, any right to a trial by jury with respect to any such lawsuit or judicial proceeding arising or relating to this Agreement or the transactions contemplated hereby.

8.6	Severability; Waiver; and Survival.

(a) If one or more provisions of this Agreement are held invalid, illegal or unenforceable in any respect on the basis of any particular circumstances or in any jurisdiction, the validity, legality and enforceability of such provision or provisions under other circumstances or in other jurisdictions and of the remaining provisions will not in any way be affected or impaired.

(b) Except as otherwise provided herein, no failure or delay on the part of either party in exercising any power or right under this Agreement operates as a waiver, nor does any single or partial exercise of any power or right preclude any other or further exercise, or the exercise of any other power or right. No waiver by a party of any provision of this Agreement, or waiver of any breach or default, is effective unless it is in writing and signed by the party against whom the waiver is to be enforced.

(c) The parties’ rights, protections, and remedies under this Agreement shall survive its termination.

8.7	Confidentiality.

(a) Subject to Section 8.7(b), __________ will hold all Confidential Information in confidence and will not disclose any Confidential Information except as may be required by Applicable Law, a regulator with jurisdiction over __________’s or Funds business, or with the consent of the Trust.

(b) The Trust authorizes __________ to disclose Confidential Information to:

(i) any service providers and/or vendors to the Funds that __________ believes are reasonably required by such person to provide the relevant services;

		(ii)	its professional advisers, auditors or public accountants;

		(iii)	its Affiliates; and

		(iv)	any revenue authority or any governmental entity.

(c)

Except as otherwise required by Applicable Law or as needed to enforce the terms of this Agreement, the parties shall hold the terms and conditions of this Agreement, including, without limitation, any commercial terms, in confidence.

8.8	Use of __________’s Name.

The Trust agrees not to use (or permit the use of) __________’s name in any document, publication or publicity material relating to the Trust or the Funds, including but not limited to notices, sales literature, stationery, advertisements, etc., without the prior consent of __________ (which consent shall not be unreasonably withheld), provided that no prior consent is needed if the document in which __________’s name is used merely states that __________ is acting as administrator to the Funds.

8.9	Delegation.

__________ may delegate to a reputable agent any of its functions herein. However, __________ will remain responsible to the Funds for any such delegation. To the extent reasonably practicable, __________ will consult with the Trust before it implements the delegation of a material portion of the Services.

8.10	Third Party Rights.

A person who is not a party to this Agreement shall have no right to enforce any term of this Agreement.

8.11	Counterparts.

This Agreement may be executed in several counterparts each of which will be deemed to be an original and together will constitute one and the same agreement.

8.12	Limitations on Liability.

(a) The debts, liabilities, obligations, expenses, costs, charges, indemnities and reserves incurred, contracted for, attributable to or otherwise existing with respect to a particular Series shall be enforceable against the assets of such Series only, and not against the assets of the Trust generally or of any other Series and, unless otherwise provided by the Sponsor, none of the debts, liabilities, obligations, expenses, costs, charges, indemnities and reserves incurred, contracted for, attributable to or otherwise existing with respect to the Trust generally or any other Series shall be enforceable against the assets of such Series. Any general liabilities, expenses, costs, charges, indemnities or reserves of the Trust which are not readily identifiable as being held with respect to any particular Series shall be allocated and charged by the Sponsor to and among any one or more of the Series in such manner and on such basis as the Sponsor in its sole discretion deems fair and equitable. Pursuant to the Delaware Statutory Trust Act and the Amended and Restated Trust Agreement of the Trust, any party extending credit to, contracting with or having any claim against any Series of the Trust may look only to the assets of such Series to satisfy or enforce any debt with respect to that Series.

(b) This Agreement has been entered into by the Trust and was executed and delivered by an officer of its Sponsor, on behalf of the Trust, which officer was acting solely in his capacity as an officer of the Sponsor and not in his individual capacity and which Sponsor was acting solely in its capacity as sponsor of the Trust and not in its individual capacity. The obligations of this Agreement are not binding on such officer, the Sponsor or any shareholder of the series of the Trust individually. The obligations of this Agreement are binding only upon the assets and property of the Trust or belonging or attributable to a Series thereof.

AS WITNESS the hand of the duly authorized officers of the parties hereto:

ETF SECURITIES USA LLC, on behalf of the

TRUST

By:	By:

Name:	Name:

Title:	Title:

Date:	Date:

SCHEDULE 1
Accounting and Value Calculation Services

A.	Definitions

	1.	Definitions.

As used in this Agreement and the Schedules and Appendices to this Agreement, the following terms have the meaning hereinafter stated:

“Accounting Records” means the official books and records which are maintained by or in respect of the Funds in accordance with Applicable Law.

“Business Day” means a day on which the New York Stock Exchange is open for Business.

“Cash” means the cash that (i) must be tendered to a Counterparty on behalf of a Fund by an Authorized Participant to issue one or more Creation Units of the Shares of such Fund or (ii) must be tendered by a Counterparty on behalf of a Fund to an Authorized Participant to redeem one or more Creation Units of the Shares of such Fund.

“Counterparty” means an entity that has entered into specified agreements with a Fund pursuant to which it can enter into commodity contracts with such Fund.

“Creation Unit” means a large block of a specified number of Shares at a given value that makes up one unit of the Fund, as specified in the Trust’s prospectus. A Creation Unit is the minimum number of Shares that may be created or redeemed at any one time.

“Custodian” means the entity appointed as the custodian of the Funds, as notified by the Trust to __________ in writing.

“Daily” means, in relation to an activity, that it is repeated on each Business Day.

“Value” means, in relation to any of the Funds, the net asset value per Share for that Fund.

“Value Error” means one or more errors in the computation of net asset value which, when considered cumulatively, results in a computed error amount of at least .01 per Share.

“Order Taker” means the entity appointed as order taker of the Funds, as notified by the Trust to __________ in writing.

“Portfolio Composition File” (or “PCF”) means the names, identifiers and number of shares of each equity security, the percentage of the Fund represented by each security, the types of financial instruments and their characteristics, money market instruments, and such other information as may be agreed with the Trust.

“Transfer Agent” means __________ acting in the capacity as transfer agent for the Trust.

“Valuation Procedures” means the procedures to be followed by __________ with respect to valuation of the Funds’ securities, as agreed by the parties.

	2.	Interpretation.

Capitalized terms which are defined in the main body of this Agreement shall be defined as provided in the main body unless otherwise defined in this Schedule.

References to a “commodity contract” within the Schedules to the Agreement shall include derivatives on commodity contracts, including prepaid forward contracts.

B.	Fund Accounting

	1.	Maintenance of Accounting Records.

(a) __________ shall maintain the following Accounting Records in accordance with U.S. generally accepted accounting principles:

(i)	journals containing an itemized Daily record of all purchases and sales of securities, all receipts and disbursements of cash and all other debits and credits;

(ii)	general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received;

(iii)	separate ledger accounts; and

(iv)	a monthly trial balance of all ledger accounts (except shareholder accounts).

(b) __________ shall update the Accounting Records to reflect completed Share transactions as notified to it by the Order Taker on a total aggregate basis.

(c) __________ is not required to calculate performance fees, or performance fee waivers, expense caps or collars, except as may be agreed with the Trust.

			2.	Distributions.

		(a)	Daily Distributing Funds: __________ will compute each Fund’s net income and capital gains, dividend payables, dividend factors and agreed upon rates and yields.

		(b)	Non-Daily Dividend Funds: __________ will record Fund distributions as notified to it by the Funds’ Administrator.

	3.	Assistance to Auditors.

__________ shall provide reasonable cooperation and assistance to the auditors of the Funds, including without limitation by providing copies of extracts of the Accounting Records and other documentation which is maintained by __________ on behalf of the Funds as reasonably required by such auditors to carry out their functions. The Trust and/or the Sponsor shall coordinate all requests for assistance by auditors.

C.	Fund Valuations

	1.	Value Calculation and Reporting.

		(a)	__________ shall perform Value calculations in accordance with:

			(i)	the Prospectus;

			(ii)	Valuation Procedures; and

			(iii)	Instructions which are consistent with __________’s operating model,

provided that, in the cases of (ii) and (iii), they are consistent with (i).

(b) __________ shall perform the following Value calculation functions Daily, unless otherwise agreed with the Trust:

			(i)	recording all security transactions including appropriate gains and losses from the sale of Fund securities and the termination in full or in part of commodity contracts;

			(ii)	recording each Fund’s (or class’) capital share activities based upon Share Transactions received by the Order Taker;

			(iii)	recording interest income, amortization/accretion income and dividend income;

			(iv)	accruing Fund (or class) expenses according to instructions received from the Funds’ Administrator;

			(v)	recording all corporate actions affecting securities and

commodity contracts held by each Fund;

			(vi)	determining the outstanding receivables and payables for all (1) security trades and commodity contract transactions, (2) Share transactions; and (3) income and expense accounts; and

			(vii)	obtaining security prices from independent pricing services, or if such quotes are unavailable, obtaining such prices from the Funds’ Sponsor or its designee, as approved by the Board.

			(viii)	Sending the daily PCF to the Trust as directed.

		(c)	__________ shall report confirmed Value calculations to

			(i)	the Sponsor;

			(ii)	the Order Taker; and

			(iii)	such third parties as agreed with the Trust.

	2.	Value Errors.

Subject to Applicable Law and notwithstanding additional duties of __________ as furthermore described in Appendix A to this Schedule:

		(a)	__________ shall report all Value Errors to the Trust promptly upon discovery.

		(b)	The Trust shall ensure that all errors in Value calculations identified by it, or by the Sponsor, are reported to __________ as soon as reasonably practicable following discovery.

		(c)	__________ shall correct Value Errors as and when required by Appendix A to this Schedule.

D.	Reconciliations of Securities Positions and Cash and/or Currency Balances

1

          __________ shall reconcile its records of securities positions and cash and/or currency balances of the relevant Fund to the records of the relevant Custodian, and shall perform similar reconciliations to the relevant source with respect to other material investment assets or liabilities. Such reconciliations shall be conducted at the frequency as agreed with the Trust in the case of cash and/or currency holdings, securities and other investment assets or liabilities.

2

          In cases where an Affiliate of __________ is not the appointed Custodian for a Fund, the Trust shall ensure that the Custodian shall provide __________ with timely, accurate and complete records of securities position, prepaid forward contracts, and cash and/or currency balances to __________ for each Fund. The Trust also shall ensure that the relevant source shall provide __________ with timely, accurate and complete records of any other material investment assets or liabilities for each Fund.

E.	Standard Reporting

__________ shall make available a standard set of reports as agreed with the Trust.

F.	Services Requiring Separate Arrangements

	1.	Non-Standard Services and Reports.

Additional services and special reports are available by arrangement between the Trust and __________ under the terms and conditions of this Agreement (other than adjustments in compensation as may be agreed). The non-standard services and special reports will be subject to the Change Control processes set forth in Section 2.6.

	2.	Messaging/Communication.

Unless otherwise agreed in accordance with the Change Control process set forth in Section 2.6, all information delivered to __________ (including but not limited to trade flows and reconciliation reports) shall be via __________’s standard means of electronic communication.

APPENDIX A
Value Error Correction Policy and Procedures

1.	As used in this Agreement and the Schedules and Appendices to this Agreement, the following terms have the meaning hereinafter stated:

“Value Error” is defined as one or more errors in the computation of net asset value which, when considered cumulatively, result in a difference between the originally computed Value calculation and the corrected Value calculation of at least $0.010 per share. This computation is based upon the actual difference and is not based upon the rounding of the Value calculation to the nearest cent per share.

The term “responsible person” means a person who, by virtue of negligence, fraud, or willful misconduct, caused or contributed to an Value Error.

2.

(a) In the event that a Value Error results in a computation error greater than $0.01, then any party receiving an over payment as a result of the Value Error shall be responsible to reimburse the payee for such excess amounts. The Trust will be responsible for obtaining any reimbursements due in accordance with this Agreement from the responsible person or persons.

(b)

In cases where __________ is not the responsible person with regard to a Value Error, __________ shall be entitled to reasonable compensation for the work it performs with respect to the remediation of the Value Error.

(c)

In cases where a Value Error has occurred, the Trust, upon JPMorgan’s request, will instruct the Transfer Agent to reprocess each Authorized Participant’s Creation and/or Redemption transactions occurring during the Value Error period by adjusting only the corresponding dollar amounts associated with the transactions, at the expense of the responsible person or persons. If the Transfer Agent does not agree to reprocess transactions resulting from a Value Error for which JPMorgan is a responsible person, JPMorgan’s liability will be limited to the dollar amount it would have been liable for had the reprocessing occurred.

SCHEDULE 2
Fund Administration Services

A.	Portfolio Compliance Service.

1. Subject to the timely availability of accurate data, __________ will perform testing of the Fund’s portfolio compliance at such frequency and with respect to such investment restrictions and other requirements, as may be agreed to among the Sponsor, __________ and each Fund as necessary to meet industry regulations.__________will report its findings to the Trust from time to time as agreed between the parties (the “Portfolio Compliance Service”).

2. __________ is providing the Portfolio Compliance Service as a reporting service to the Trust to assist it in the oversight of the Funds and is not acting in a fiduciary capacity for the Funds. Accordingly, __________ shall have no liability for any Liabilities (including investment losses) incurred by the Trust or any Fund resulting from the reliance by the Trust (or any other person) on the accuracy or completeness of the Portfolio Compliance Service.

3. In the event that __________, by reason of its negligence or willful misconduct, provides the Trust with the Portfolio Compliance Service that contain a Material Error, __________ shall be liable to the Trust for a service credit in an amount equal to [10% of that portion of the annual fees for fund administration that the parties allocate specifically to the service of providing Compliance Reports. The amount of any such service credit shall be set off against the next invoice for fees provided by __________ hereunder. “Material Error” means the Portfolio Compliance Service fails to detect a material breach of a investment guideline applicable to the Fund to which the Portfolio Compliance Service relates, subject to the availability of accurate data, which material breach is not corrected by the Trust without incurring a loss that would not have been incurred in the absence of the Material Error.

B.	Financial Reporting Services.

__________financial reporting services to include:

	1.	Filings on Form 8-K

Prepare and coordinate filing of Form 8-K with SEC.

	2.	Quarterly and Annual Reports on Forms 10-Q and 10-K.

Within a 90 day production cycle, or shorter time period as required by the SEC and communicated to __________ by the Trust, prepare an Annual Report on Form 10-K for the Trust’s fiscal year. __________ shall assist the Trust with the filing of the Annual Report with the SEC.

Within a 45 day production cycle, or shorter time period as required by the SEC and communicated to __________ by the Trust, prepare one Quarterly Report on Form 10-Q for the Trust for each of the first three fiscal quarters of the Funds, or as necessary. __________shall assist the Trust with the filing of the Quarterly Reports with the SEC.

Upon review and approval of each Annual Report and Quarterly Report by an Authorized Representative of the Trust, __________ shall cause such reports to be EDGARized and filed with the SEC, as required, including any applicable executive officer certifications or other exhibits to such reports. __________ shall also provide a file that can be uploaded to the _________website.

__________ will prepare the Trust’s Financial Statements for review by the Trust and its auditors, such preparation to include the following:

•	Statement of Financial Condition
•	Statement of Investments
•	Statement of Operations
•	Change in Net Assets
•	Cash Flows
•	Notes to Financial Statements
•	Review of other financial data included in 10-Qs and 10-Ks
•	Any other information that may be required by rule or regulation

In connection with the preparation of each Annual Report, __________ shall assist with the audit of the Trust by its independent public accountant (e.g., manage open items lists, host weekly audit meeting, etc.).

__________ will provide to the Trust sub-certifications for Sarbanes-Oxley attestation with respect to any Form 10-Ks, Form 10-Qs which include any applicable executive officer certifications.

3.	Additional Services.

The following services are available by arrangement between the Trust and __________ (and subject to additional fees): pro forma statements and in-house type-setting and publishing.

C.	Regulatory Services

__________ will perform the following services subject to the review and approval of the Trust and its legal counsel.

	1.	Calendars.

__________ shall prepare, update and maintain an annual calendar of all required SEC filings and NYSE regulatory matters.

	2.	Regulatory Filings

__________will also prepare and file, or cause to be filed, the following regulatory notices/forms/reports:

• With the SEC, Forms 3, 4 and 5 for the officers of the Trust and such other persons as requested by the Funds

• With the SEC, Current Reports on Form 8-K as circumstances warrant

• With the NYSE, such notices/forms as agreed to by the Trust and the Administrator

	3.	Other Services

At the request of the Trust, __________ will review materials and reports prepared by the Trust’s auditors, and materials prepared by the Trust’s counsel which are submitted to __________;

At the request of the Trust, __________ will assist with the preparation and or review of regulatory filings/notices in consideration of changes to the structure of existing Funds;

At the request of the Trust, __________ will review any update or amendment to the Trust’s registration statement on Form S-1, prepared by the Trust’s counsel, coordinate the review and filing of such document with the SEC, and review for compliance with applicable rules;

__________ will advise on product development issues;

At the request of the Trust, __________ will assist with the coordination of the requests for information/documentation from the SEC and NYSE Arca;

__________ will assist the Trust in preparing press releases with respect to interim statements and quarterly results and transmitting such press releases to the New York Stock Exchange (the “NYSE”) and such other entities as requested by the Funds and/or the Sponsor.

D.	General Administration Services

	1.	Expense Accruals.

__________ will prepare Fund expense projections, establish accruals and review on a periodic basis, including expenses based on a percentage of average daily net assets (e.g., management, advisory and administrative fees) and expenses based on actual charges annualized and accrued daily (e.g. audit fees, registration fees, directors’ fees).__________ will establish a fund allocation methodology if necessary. __________ will prepare a monthly expense pro forma for the Funds. __________ will monitor expense reduction relating to Organization and Offering costs.

2.	Expense Payments.

Upon Instruction by the Trust’s officer, __________ will arrange for the payment of each Fund’s expenses.

3.	Reports.

__________ will prepare and review monthly performance calculations and will report Fund performance to outside statistical service providers as instructed by the Sponsor.

4.	SEC Examinations.

__________ will provide support and coordinate communications and data collection of records and documents held by __________ on the Trust’s behalf, with respect to routine SEC regulatory examinations of the ___________.

5.	Non-Executive Officers.

__________ will furnish appropriate non-executive officers for the Trust, such as assistant treasurers and secretaries.

6.	Other Services.

__________ will apply for all Trust and Fund Tax I.D. numbers and CUSIP numbers;

__________ will assist in coordinating seed money and establish control accounts for new funds;

__________ will provide consultative services with respect to financial matters of the Funds as may be requested and agreed to by the Trust and __________ from time to time;

__________ will provide financial information for the prospectus and other regulatory filings.

SCHEDULE 3

Remuneration

[To be agreed by the parties]

ANNEX A

Electronic Access

1.

__________ shall permit the Trust and its Authorized Persons to access electronically the applications and products listed on Exhibit 1 to this Agreement (the “Products”). __________ reserves the right to modify this Annex A and, subject to the terms and conditions of the Agreement, the products and services available through the Products, upon notice to the Trust. __________ shall use reasonable efforts to give the Trust reasonable notice of its termination or suspension of access hereunder to any Product, but may do so immediately upon written notice to the Trust if __________ determines, in its sole discretion, that providing access to such Product would violate Applicable Law or that the security or integrity of such Product is at risk.

2.

In consideration of the fees paid by the Trust to __________ and subject to any applicable software license addendum in relation to Bank owned or sublicensed software provided for a particular application, __________ grants to the Trust, and, where applicable, its Authorized Persons, on the terms of this Annex Aa non-exclusive license to use the Products and the information and data made available to the Trust through the Products (the “Data”) for the sole use of the Trust. The Trust may download the Data and print out hard copies for its reference, provided that it does not remove any copyright or other notices contained therein or any hyperlink or other reference to any such notice.

3.

The rights and obligations of the parties with respect to the provision of certain cash products and services via the Products shall also be governed, to the extent not governed by this Agreement, by __________’s terms and conditions relating to such products and services, as the same may be amended from time to time (the “Product Terms”). If and to the extent that there is a conflict between the Product Terms and this Annex A, the provisions of this Annex A shall prevail.

4.

The Trust acknowledges that there are certain security, corruption, transaction error and access availability risks associated with using open networks such as the Internet, and the Trust hereby expressly assumes such risks. The Trust shall make its own independent assessment of the adequacy of the Internet and of the security procedures made available by __________. The Trust acknowledges and agrees that the selection and use by it of third party security and communications software and third party service providers is the sole responsibility of the Trust, and __________ disclaims all risks related thereto, notwithstanding that __________ may recommend certain security and/or communication software packages. All such software must be interoperable with __________’s software. Each of the Trust and __________ shall be responsible for the proper functioning, maintenance and security of its own systems, services, software and other equipment.

5.

In cases where __________’s web site is unexpectedly down or otherwise unavailable, __________ shall provide other appropriate means for the Trust or its Authorized Persons to instruct __________ or obtain reports from __________. Provided that __________ reasonably provides such other means, shall not be liable for any Liabilities arising out of inability to instruct or communicate using __________’s web site in the absence of __________’s gross negligence or willful misconduct.

6.

Trust shall use (and cause its Affiliates, Authorized Persons, and other agents to use) appropriate and up to date products that are commercially available to protect their respective systems and associated files and Data from the threat of computer viruses and other similar destructive software elements (“Viruses”) and to minimize the risk of transmission of Viruses between the parties..

7.

The Trust shall promptly and accurately designate in writing to __________ the geographic location of its users from time to time. The Trust further represents and warrants to __________ that the Trust shall not access the service from any jurisdiction which __________ informs the Trust or where the Trust has actual knowledge that the service is not authorized for use due to local regulations or laws. Prior to submitting any document which designates the persons authorized to act on the Trust’s behalf, the Trust shall obtain from each individual referred to in such document all necessary consents to enable __________ to process the Data set out therein for the purposes of providing the Products.

8.	The Trust shall be responsible for the compliance of its Authorized Persons with the terms of this Annex A.

EXHIBIT 1

Products

[To be Inserted]